LORD ABBETT STOCK APPRECIATION FUND

Supplement dated March 15, 2013 to the
Prospectus and Statement of Additional Information dated December 1, 2012

This supplement replaces the supplement dated December 1, 2012. The Prospectus and SAI are supplemented with the following:

At a special meeting of shareholders held on March 15, 2013, the shareholders of Lord Abbett Stock Appreciation Fund (“Stock Appreciation Fund”) joined the Fund’s Board of Trustees in approving the reorganization of the Fund into Lord Abbett Growth Leaders Fund, a series of Lord Abbett Securities Trust (“Growth Leaders Fund”) (the “Reorganization”).

The Reorganization is expected to be completed as of the close of business on March 22, 2013. As a result, at that time, shareholders of Stock Appreciation Fund will become shareholders of Growth Leaders Fund, and shares of Stock Appreciation Fund no longer will be available for purchase or exchange. Purchase or exchange orders for shares of Stock Appreciation Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on March 21, 2013 will be deemed purchase or exchange orders for shares of Growth Leaders Fund.

Stock Appreciation Fund will notify shareholders if the Reorganization is not completed within the anticipated timeframe described above. Please call your financial intermediary or Stock Appreciation Fund at 888-522-2388 for more information.

Please retain this document for your future reference.